                                                                   EXHIBIT 10.1

                             DXP ENTERPRISES, INC.

                        1999 EMPLOYEE STOCK OPTION PLAN

                             DXP ENTERPRISES, INC.

                        1999 EMPLOYEE STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                               SECTION
                                                               -------
ARTICLE I
PLAN
Purpose.....................................................     1.1
Term of Plan................................................     1.2
ARTICLE II
  DEFINITIONS
Affiliate...................................................     2.1
Board.......................................................     2.2
Change of Control...........................................     2.3
Change of Control Value.....................................     2.4
Code........................................................     2.5
Committee...................................................     2.6
Company.....................................................     2.7
Corporate Change............................................     2.8
Disability..................................................     2.9
Employee....................................................    2.10
Exchange Act................................................    2.11
Fair Market Value...........................................    2.12
Incentive Option............................................    2.13
Mature Shares...............................................    2.14
Non-Employee Director.......................................    2.15
Nonqualified Option.........................................    2.16
Option......................................................    2.17
Optionee....................................................    2.18
Option Agreement............................................    2.19
Outside Director............................................    2.20
Plan........................................................    2.21
Retirement..................................................    2.22
Stock.......................................................    2.23
Ten Percent Stockholder.....................................    2.24
Voting Stock................................................    2.25
ARTICLE III
  ELIGIBILITY
ARTICLE IV
  GENERAL PROVISIONS RELATING TO OPTIONS
Authority to Grant Options..................................     4.1
Dedicated Shares; Maximum Options...........................     4.2
Non-Transferability.........................................     4.3
Requirements of Law.........................................     4.4
Recapitalization or Reorganization of the Company...........     4.5

                                                               SECTION
                                                               -------
                                   ARTICLE V
                                    OPTIONS

Type of Option..............................................     5.1
Exercise Price..............................................     5.2
Duration of Options.........................................     5.3
Amount Exercisable..........................................     5.4
Exercise of Options.........................................     5.5
Exercise on Termination of Employment.......................     5.6
Substitution Options........................................     5.7
No Rights as Stockholder....................................     5.8

                                   ARTICLE VI
                                 ADMINISTRATION

                                  ARTICLE VII
                        AMENDMENT OR TERMINATION OF PLAN

                                  ARTICLE VIII
                                 MISCELLANEOUS

No Establishment of a Trust Fund............................     8.1
No Employment or Affiliation Obligation.....................     8.2
Forfeiture..................................................     8.3
Tax Withholding.............................................     8.4
Written Agreement...........................................     8.5
Indemnification of the Committee and the Board..............     8.6
Gender......................................................     8.7
Headings....................................................     8.8
Other Compensation Plans....................................     8.9
Other Options...............................................    8.10
Governing Law...............................................    8.11

                                   ARTICLE I

                                      PLAN

     1.1 Purpose. The Plan is intended to advance the best interests of the Company and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

     1.2 Term of Plan. The Plan is effective April 19, 1999, if within one year of that date it shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholders' approval for this action, the approval by the stockholders of that percentage, at a duly-held meeting of stockholders. No Option shall be granted under the Plan after April 19, 2009. The Plan shall remain in effect until all Options under the Plan have been satisfied or expired.

                                   ARTICLE II

                                  DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.2  "Board" means the board of directors of the Company.

     2.3 "Change of Control" means the occurrence of any of the following after the date on which the applicable Option is granted:

          (i) a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) shall be filed with the Securities and Exchange Commission pursuant to the Exchange Act and that report discloses that any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
     Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock;

          (ii) any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any Voting Stock (or any securities convertible into Voting Stock) and, immediately after consummation of that purchase, that person is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock (such person's beneficial ownership to be determined, in the case of rights to acquire Voting Stock, pursuant to paragraph (d) of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act);

          (iii) the consummation of:

             (x) a merger, consolidation or reorganization of the Company with or into any other person if as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such merger, consolidation or reorganization are held in the aggregate by the Optionees of Voting Stock immediately prior to such merger, consolidation or reorganization;

             (y) any sale, lease, exchange or other transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the Optionees of Voting Stock immediately prior to such sale, lease, exchange or other transfer; or

             (z) a transaction immediately after the consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act) would be the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of more than 50 percent of the outstanding Voting Stock;

          (iv) the stockholders of the Company approve the dissolution of the Company; or

          (v) during any period of 12 consecutive months, the individuals who at the beginning of that period constituted the Board shall cease to constitute a majority of the Board, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a two-thirds majority of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

     2.4  "Change of Control Value" means the amount determined in clause (i),
(ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in the merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if a Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. If the consideration offered to stockholders of the Company in any transaction described above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     2.5  "Code" means the Internal Revenue Code of 1986, as amended.

     2.6 "Committee" means a committee of at least two persons appointed by the Board. The Committee shall be comprised solely of persons who are both Non-Employee Directors and Outside Directors.

     2.7  "Company" means DXP Enterprises, Inc, a Texas corporation.

     2.8 "Corporate Change" means that any of the following shall have occurred: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control of more than 50 percent of the shares of the Voting Stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

     2.9 "Disability" means a medically determinable mental or physical impairment which, in the opinion of a physician selected by the Committee, shall prevent the Optionee from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Optionee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Optionee receives a military pension; and (d) did not result from an intentionally self-inflicted injury.

     2.10  "Employee" means a person employed by the Company or any Affiliate.

     2.11  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.12 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, an amount as determined by the Committee in its sole discretion.

     2.13 "Incentive Option" means an Option granted under the Plan that is designated as an "Incentive Option" and satisfies the requirements of section 422 of the Code.

     2.14 "Mature Shares" means shares of Stock that the Optionee has held for at least six months.

     2.15 "Non-Employee Director" means a "non-employee director" as defined in Rule 16b-3 of the Exchange Act.

     2.16 "Nonqualified Option" means an Option granted under the Plan other than an Incentive Option.

     2.17 "Option" means either an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock.

     2.18 "Option Agreement" means the written agreement which sets out the terms of an Option.

     2.19 "Optionee" means a person to whom an Option is granted under the Plan.

     2.20 "Outside Director" means a member of the Board serving on the Committee who qualifies as an outside director as defined in Department of Treasury regulations promulgated under section 162(m) of the Code.

     2.21 "Plan" means the DXP Enterprises, Inc. 1999 Employee Stock Option Plan, as set forth in this document and as it may be amended from time to time.

     2.22 "Retirement" means the termination of an Employee's employment relationship with the Company and all Affiliates after attaining the age of 65.

     2.23 "Stock" means the common stock of the Company, $.01 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.24 "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

     2.25 "Voting Stock" means shares of capital stock of the Company the holders of which are entitled to vote for the election of directors, but excluding shares entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.

                                  ARTICLE III

                                  ELIGIBILITY

     The individuals who shall be eligible to receive Incentive Options shall be those key employees of the Company or any of its Affiliates as the Committee shall determine from time to time. The individuals who shall be eligible to receive Nonqualified Options shall be those persons, including employees, consultants, advisors and directors, who have substantial responsibility for the management and growth of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board may designate one or more individuals who shall not be eligible to receive an Option under the Plan.

                                   ARTICLE IV

                     GENERAL PROVISIONS RELATING TO OPTIONS

     4.1 Authority to Grant Options. The Committee may grant to those key Employees of the Company or any of its Affiliates and other eligible persons as it shall from time to time determine, Options under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock to be covered by any Option to be granted to any person shall be as determined by the Committee.

     4.2 Dedicated Shares; Maximum Options. The total number of shares of Stock with respect to which Options may be granted under the Plan is 500,000. The shares of Stock may be treasury shares or authorized but unissued shares. The total number of shares of Stock with respect to which Incentive Options may be granted under the Plan is 500,000 shares. The maximum number of shares subject to Options which may be issued to any person under the Plan during any calendar year is 125,000 shares. If an Optionee's Option is canceled, the canceled Option continues to be counted against the maximum number of shares of Stock for which Options may be granted to the Optionee under the Plan. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

     If any outstanding Option expires or terminates for any reason or any Option is surrendered, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

     4.3 Non-Transferability. Incentive Options shall not be transferable by the Employee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him. Except as specified in the applicable Option agreements or in domestic relations court orders, Nonqualified Options shall not be transferable by the Optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him. In the discretion of the Committee, any attempt to transfer an Option other than under the terms of the Plan and the applicable Option Agreement may terminate the Option.

     4.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Option if issuing that Stock would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Optionee, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5  Recapitalization or Reorganization of the Company.

     (a) No Limitations on Company's Rights to Effect Changes. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Increase or Reduction of Outstanding Shares. If a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Stock, or any other increase or decrease in the number of shares of the Stock outstanding, is effected without receipt of consideration by the Company, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under the Plan shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration by the Company". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

     (c) Sale or Merger of the Company Where the Company is Not the Survivor; Dissolution or Liquidation of the Company. In the event of a Corporate Change, no later than (x) ten days after the approval by the stockholders of the Company of the Corporate Change or (y) thirty days after the occurrence of a Corporate Change for which no approval by the stockholder of the Company is required, the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after the Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees(irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Options over the exercise price(s) under such Options for such shares, (3) make any adjustments to Options then outstanding as the Committee deems appropriate, or (4) provide that the number and class of shares of Stock covered by an Optionee theretofore granted shall be adjusted so that such Optionee shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     (d) Merger of the Company Where the Company is the Survivor. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Optionee shall be entitled to have his Option appropriately adjusted based on the manner in which the Stock was adjusted under the terms of the agreement of merger or consolidation.

                                   ARTICLE V

                                    OPTIONS

     5.1 Type of Option. The Committee shall specify in an Option Agreement whether a given Option is an Incentive Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which incentive stock options first become exercisable by an Employee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000.00, the Incentive Option shall be treated as a Nonqualified Option. In making this determination, incentive stock options shall be taken into account in the order in which they were granted.

     5.2 Exercise Price. The price at which Stock may be purchased under an Incentive Option or Nonqualified Option shall not be less than 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted. In the case of any Ten Percent Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted. In its discretion, the Committee may provide that the price at which shares of Stock may be purchased under an Option shall be more than the minimum price specified above.

     5.3 Duration of Options. No Option shall be exercisable after the expiration of ten years from the date the Option is granted. In the case of a Ten Percent Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

     5.4 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. If specified in the Option Agreement, an Option will be exercisable in full upon the occurrence of a Change of Control.

     5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option,
(b) Mature Shares with a Fair Market Value on the date of exercise equal to the exercise price under the Option, (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee), and/or (d) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. If Mature Shares are used for payment by the Optionee, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

     Whenever an Option is exercised by exchanging Mature Shares owned by the Optionee, the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

     The Committee may permit an Optionee to elect to pay the exercise price upon exercise of an Option by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the

Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

     An Option may not be exercised for a fraction of a share of Stock.

     5.6  Exercise on Termination of Employment.

     (a) Termination of Employment Other Than As a Result of Retirement, Death or Disability. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than three months after the severance of employment or affiliation relationship between the Optionee and the Company and all Affiliates for any reason, with or without cause, other than Retirement, death or Disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of an Employee shall be determined by the Committee at that time.

     (b) Retirement. Unless it is expressly provided otherwise in the Option Agreement, an Option shall terminate one day less than one year after the Retirement of the Optionee.

     (c) Death. After the death of the Optionee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the earlier of the Option's expiration or one day less than one year after the death of the Optionee, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option Agreement.

     (d) Disability. If, before the expiration of an Option, the Optionee shall be severed from the employ of or affiliation with the Company and all Affiliates due to Disability, the Option shall terminate on the earlier of the Optionee's expiration date or one day less than one year after the date of his severance due to Disability, unless it is expressly provided otherwise in the Option Agreement. In the event that the Optionee shall be severed from the employ of or affiliation with the Company and all Affiliates for Disability, the Optionee shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his severance of employment or affiliation due to Disability, unless it is expressly provided otherwise in the Option Agreement.

     (e) Employment With an Entity in a Section 424(a) Transaction. In determining the employment relationship between the Company and/or any Affiliate and an Employee, employment by a corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies shall be considered employment by the Company or an Affiliate.

     5.7 Substitution Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     5.8 No Rights as Stockholder. No Optionee shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                                   ARTICLE VI

                                 ADMINISTRATION

     The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Options shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a) determine the persons to whom and the time or times at which Options will be granted,

          (b) determine the number of shares and the exercise price of Stock covered in each Option, subject to the terms of the Plan,

          (c) determine the terms, provisions and conditions of each Option, which need not be identical,

          (d) accelerate the time at which any outstanding Option may be exercised,

          (e) define the effect, if any, on an Optionee of the death, disability, retirement, or termination of employment or affiliation relationship between the Optionee and the Company and Affiliates,

          (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

          (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                  ARTICLE VII

                        AMENDMENT OR TERMINATION OF PLAN

     The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would: (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the exercise price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     8.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Optionee under the Plan. All Optionees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

     8.2 No Employment or Affiliation Obligation. The granting of any Option shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Optionee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     8.3 Forfeiture. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that the Optionee, before or after termination of his employment or affiliation relationship with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Optionee shall forfeit all outstanding Options, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Optionee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of the Optionee's discharge, the damage done to the Company or an Affiliate, and the extent of the Optionee's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Optionee by the Company or an Affiliate in any manner.

     8.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Optionee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Optionee to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of exercise or lapse of restrictions. In the discretion of the Committee, an Optionee may use shares of Stock received by the Optionee upon the exercise of a Nonqualified Option to satisfy any required tax withholding obligations of the Company or an Affiliate that result from the exercise. The Company shall have no obligation upon exercise of any Option until the Company or an Affiliate has received payment sufficient to cover all tax withholding amounts due with respect to that exercise. Neither the Company nor any Affiliate shall be obligated to advise an Optionee of the existence of the tax or the amount which it will be required to withhold.

     8.5 Written Agreement. Each Option shall be embodied in a written agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Optionee and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Optionee, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

     8.6 Indemnification of the Committee and the Board. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board, whether or not he continues to be a member of the Committee and/or the Board at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee and the Board unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board and shall be in addition to all other rights to which a member of the Committee and the Board may be entitled as a matter of law, contract, or otherwise.

     8.7 Gender. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

     8.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     8.9 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     8.10 Other Options. The grant of an Option shall not confer upon the Optionee the right to receive any future Options under the Plan, whether or not Options may be granted to similarly situated Optionees, or the right to receive future Options upon the same terms or conditions as previously granted.

     8.11 Governing Law. The provisions of the Plan shall be construed, administered, and governed under the laws of the State of Texas.